UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

NCR VOYIX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland		31-0387920
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 225-5627

NCR Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2024, NCR Voyix Corporation (“NCR Voyix” or the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Dragon Buyer, Inc. (“Buyer”), an affiliate of The Veritas Capital Fund VIII, L.P. (“Veritas”), pursuant to which Buyer agreed to purchase the Company’s digital banking business (the “Digital Banking Business”).

The purchase price for the transaction is $2.45 billion in cash, subject to a customary post-closing purchase price adjustment, as well as contingent consideration of up to an additional $100 million in cash upon the achievement of a specified return on Veritas’ and its affiliates’ invested capital at the time of any future sale.

The transaction is structured as a purchase by Buyer of all of the equity interests of the Company’s wholly-owned subsidiary Digital First Holdings LLC (“Digital First”) and each subsidiary of Digital First following certain pre-closing restructuring actions.

The completion of the Transaction will be subject to customary closing conditions, including, among other things, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any law or order that would prohibit the consummation of the Transaction, and will be expected to close by the end of 2024.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement, including post-closing non-competition and employee non-solicitation provisions.

Until the consummation of the transaction contemplated by the Purchase Agreement, the Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to cause the Digital Banking Business to be conducted in the ordinary course consistent with past practice. In addition, the parties are required to use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate the transaction as promptly as practicable. The Purchase Agreement also contains certain limited indemnification provisions.

The Purchase Agreement contains certain termination rights customary for a transaction of this type, including if the closing has not occurred by February 1, 2025, and provides that upon termination of the Purchase Agreement under specified circumstances, Buyer will be required to pay the Company a reverse termination fee in cash.

The obligation of Buyer to consummate the transaction is not conditioned on receipt of financing. However, Buyer is not required to consummate the transaction until after the completion of a “Marketing Period” (as defined in the Purchase Agreement). Buyer has obtained firm commitments for debt and equity financing for the full amount of the purchase price.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

For a discussion of certain risks relating to the transaction, see “Part II—Other Information, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2024.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2024, the Company issued a press release announcing the sale of the Digital Banking Business to Veritas. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the sale of the Digital Banking Business, including the timing of the expected completion of the transaction. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Investors and others are cautioned not to place undue reliance on forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include our ability to achieve some or all of the expected benefits of the transaction, our ability to perform under our agreements with Buyer, our ability to successfully complete the transaction, and the other risks and uncertainties further described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as well as in the Company’s other reports filed with or furnished to the U.S. Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form 8-K or as of the date to which they refer, and NCR Voyix assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1	Purchase Agreement, dated August 5, 2024, by and between NCR Voyix Corporation, Digital First Holdings II LLC and Dragon Buyer, Inc.

99.1	Press Release “NCR Voyix Enters Definitive Agreement to Sell Digital Banking to Veritas Capital for $2.45 Billion Purchase Price” dated August 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary

Date: August 6, 2024